Exhibit 13.2 Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Cameron Richardson, Chief Financial Officer of Aurora Metals (BVI) Limited (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

3. The Quarterly Report on Form 6-K of the Company for the period ended September 30, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2003                   BY:  /s/ A. Cameron Richardson
      -----------------                        -------------------------
                                                   A. Cameron Richardson
                                                   CFO


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